UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2016

MOODY NATIONAL REIT II, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Maryland	333-198305	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into A Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on January 28, 2016, Moody National Companies L.P. (“Moody LP”) assigned to Moody National REIT II, Inc. (the “Company”) all of Moody LP’s rights to and interests in the Agreement of Purchase and Sale, dated as of October 26, 2015 (the “Purchase Agreement”), for the acquisition of a hotel property located in Seattle, Washington commonly known as the Springhill Suites Seattle Downtown (the “SHS Seattle”). On May 24, 2016, the Company assigned all of its rights and interests in and to the Purchase Agreement to Moody National Yale-Seattle Holding, LLC (“Moody Holding”), a wholly-owned subsidiary of the Company’s operating partnership, Moody National Operating Partnership II, LP (the “Operating Partnership”). On May 24, 2016, Moody Holding acquired fee simple title to the SHS Seattle for an aggregate purchase price of approximately $74,100,000, excluding acquisition and other costs (the “SHS Acquisition”). The SHS Acquisition was funded in part with the proceeds of a mortgage loan secured by the SHS Seattle with an aggregate initial principal balance of $56,250,000 (the “Prior Loan”) from KeyBank National Association (the “Lender”).

On September 20, 2016, Moody Holding borrowed $45,000,000 from the Lender pursuant to a mortgage loan (the “Refinanced Loan”) evidenced by a promissory note issued pursuant to a Loan Agreement (the “Refinanced Loan Agreement”). Proceeds from the Refinanced Loan, among other sources of funds, were used to repay the outstanding balance of the Prior Loan in full.

The entire unpaid principal balance of the Refinanced Loan, all accrued and unpaid interest thereon and all other amounts due under the Refinanced Loan are due and payable in full on October 1, 2026. Interest on the outstanding principal balance of the Refinanced Loan accrues at a fixed per annum rate equal to 4.38%. In the event that, and so long as, any event of default has occurred and is continuing under the Refinanced Loan, the outstanding principal balance of the Refinanced Loan and any unpaid interest thereon will bear interest at a per annum rate equal to the lesser of (1) the highest interest rate permitted by applicable law and (2) 9.38%. In addition, in the event that any principal, interest or any other amount due under the Refinanced Loan is not paid within five days of the date on which it was due, Moody Holding will pay a late charge in an amount equal to the lesser of (1) 5.0% of the amount of the overdue payment and (2) the maximum amount payable pursuant to applicable law. Moody Holding may, upon at least 30 days’ prior written notice to the Lender, prepay the outstanding principle balance, plus all accrued interest and other amounts due, in full (but not in part) without payment of any penalty or premium on June 2, 2026 or any business day thereafter.

The performance of the obligations of Moody Holding under the Refinanced Loan are secured by, among other things, a security interest in the SHS Seattle and other collateral granted to Lender pursuant to a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing. Pursuant to a Guaranty Agreement, the Company has agreed to irrevocably and unconditionally guarantee the prompt and unconditional payment to the Lender and its successors and assigns of certain obligations and liabilities of Moody Holding and the Master Tenant (as defined below) for which they may be liable pursuant to the Refinanced Loan Agreement.

Pursuant to an Environmental Indemnity Agreement (the “Environmental Indemnity”), Moody Holdings and the Company (collectively, the “Indemnitors”) have agreed to jointly and severally indemnify and hold harmless the Lender and its officers, directors, employees and agents, from and against any losses, damages, costs, claims, suits or other liabilities of any nature that the Lender may suffer or incur as a result of, among other things, (1) any presence of any hazardous substances at the SHS Seattle or release of hazardous substances from the SHS Seattle; (2) any activity by the Indemnitors or their respective affiliates or any tenant or occupant of the SHS Seattle in connection with any treatment, storage, release, removal, handling, transfer or transportation to or from the SHS Seattle of any hazardous substances; (3) any non-compliance or violations of any environmental laws or permits in connection with the SHS Seattle or its operations; and (4) any breach by the Indemnitors of any representation, warranty, covenant or other obligation relating to environmental laws or hazardous substances under the Environmental Indemnity or any other loan document.

As previously disclosed, Moody Holding leases the SHS Seattle to Moody National Yale-Seattle MT, LLC, an indirect, wholly-owned subsidiary of the Operating Partnership (the “Master Tenant”), pursuant to a Hotel Lease Agreement between Moody Holding and the Master Tenant (the “Hotel Lease”). Concurrent with the execution of the Refinanced Loan Agreement, Moody Holding and the Master Tenant executed the First Amendment to the Hotel Lease, which amended certain provisions of the Hotel Lease in order to reflect (i) the satisfaction of Moody Holding’s and the Master Tenant’s previous obligations under the Prior Loan and (ii) the creation of Moody Holding’s and the Master Tenant’s current obligations under the Refinanced Loan.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Promissory Note, dated September 20, 2016, by Moody National Yale-Seattle Holding, LLC in favor of KeyBank National Association

10.2	Loan Agreement, dated as of September 20, 2016, between Moody National Yale-Seattle Holding, LLC and KeyBank National Association

10.3	Guaranty Agreement, made as of September 20, 2016, by Moody National REIT II, Inc. in favor of KeyBank National Association

10.4	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 20, 2016, by and among Moody National Yale-Seattle Holdings, LLC, Old Republic Title, Ltd., and KeyBank National Association

10.5	Environmental Indemnity Agreement, made as of September 20, 2016, by and among Moody National Yale-Seattle Holding, LLC, Moody National REIT II, Inc. and KeyBank National Association

10.6	First Amendment to Hotel Lease Agreement, effective as of September 20, 2016, between Moody National Yale-Seattle Holding, LLC and Moody National Yale-Seattle MT, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 26, 2016	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Promissory Note, dated September 20, 2016, by Moody National Yale-Seattle Holding, LLC in favor of KeyBank National Association

10.2	Loan Agreement, dated as of September 20, 2016, between Moody National Yale-Seattle Holding, LLC and KeyBank National Association

10.3	Guaranty Agreement, made as of September 20, 2016, by Moody National REIT II, Inc. in favor of KeyBank National Association

10.4	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 20, 2016, by and among Moody National Yale-Seattle Holdings, LLC, Old Republic Title, Ltd., and KeyBank National Association

10.5	Environmental Indemnity Agreement, made as of September 20, 2016, by and among Moody National Yale-Seattle Holding, LLC, Moody National REIT II, Inc. and KeyBank National Association

10.6	First Amendment to Hotel Lease Agreement, effective as of September 20, 2016, between Moody National Yale-Seattle Holding, LLC and Moody National Yale-Seattle MT, LLC